                                                                    EXHIBIT 99.2


                            HEALTHCARE REALTY TRUST
                                  NEWS RELEASE

  Contact: Scott W. Holmes, Senior Vice President and Chief Financial Officer,
                                 (615) 269-8175

             HEALTHCARE REALTY TRUST ANNOUNCES FIRST QUARTER RESULTS

         NASHVILLE, Tennessee April 24, 2003 -- Healthcare Realty Trust Incorporated (NYSE:HR) today announced results for the first quarter that ended March 31, 2003. Revenues for the first quarter totaled $47.6 million, compared with the prior year's $49.7 million. Net income for the period was $18.6 million, or $0.45 per diluted common share, versus $19.8 million, or $0.44 per diluted common share, for the first quarter of 2002.

         Funds from operations ("FFO"), calculated according to the definition of the National Association of Real Estate Investment Trusts and comprised primarily of net income and depreciation from real estate, totaled $28.5 million for the first quarter of 2003, compared with $28.8 million for the same period in 2002. FFO per diluted common share for the first quarter of 2003 totaled $0.69, compared with $0.69 for the first quarter of 2002. Funds available for distribution ("FAD"), which is derived from FFO and excludes nonrecurring and non-cash expenses as well as straight line rental revenue, totaled $28.9 million for the first quarter of 2003, compared with $28.6 million for the same period in 2002. FAD per diluted common share for the first quarter of 2003 totaled $0.69, compared with $0.69 for the first quarter of 2002. A reconciliation of FFO and FAD to net income follows.

         Healthcare Realty Trust is a real estate investment trust that integrates owning, managing and developing income-producing real estate properties associated with the delivery of healthcare services throughout the United States. As of March 31, 2003, the Company's portfolio was comprised of nine major facility types, located in 29 states, and operated pursuant to contractual arrangements with 60 healthcare providers. The Company had investments of approximately $1.6 billion in 219 real estate properties or mortgages, totaling approximately 10.5 million square feet. The Company provided property management services to almost six million square feet nationwide.

       The Company directs interested parties to its Internet page site, www.healthcarerealty.com, where material information is posted regarding this quarter's operations. Please contact the Company at (615) 269-8175 to request a printed copy of this information. In addition to the historical information contained within, the matters discussed in this press release may contain forward-looking statements that involve risks and uncertainties. These risks are discussed in a 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2002. Forward-looking statements represent the Company's judgment as of the date of this release.
    The Company disclaims any obligation to update forward-looking material.


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


HR Reports First Quarter Results
Page Two
April 24, 2003

                      HEALTHCARE REALTY TRUST INCORPORATED
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                             THREE MONTHS ENDED
                                                                                 MARCH 31,
                                                                         -----------------------------
                                                                            2003              2002
                                                                         -----------      ------------
Revenues:
 Master lease rental income                                              $    22,905      $     24,896
 Property operating income                                                    19,809            19,092
 Straight line rent                                                              665             1,181
 Mortgage interest income                                                      2,681             3,784
 Management fees                                                                 272               314
 Interest and other income                                                     1,308               386
                                                                         -----------      ------------
                                                                              47,640            49,653
Expenses:
 General and administrative                                                    2,669             2,508
 Property operating expenses                                                   7,664             7,463
 Interest                                                                      8,446             8,939
 Depreciation                                                                 10,280            10,523
 Amortization                                                                     13                43
                                                                         -----------      ------------
                                                                              29,072            29,476
                                                                         -----------      ------------

Net income before net gain (loss) on sale of real estate properties           18,568            20,177

Net gain (loss) on sale of real estate properties                                 --              (329)
                                                                         -----------      ------------

Net income                                                               $    18,568      $     19,848
                                                                         ===========      ============

Net income per common share - Basic                                      $      0.45      $       0.45
                                                                         ===========      ============

Net income per common share - Diluted                                    $      0.45      $       0.44
                                                                         ===========      ============

Weighted average common shares outstanding - Basic                        40,819,618        40,486,486
                                                                         ===========      ============

Weighted average common shares outstanding - Diluted                      41,615,403        41,434,098
                                                                         ===========      ============


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


HR Reports First Quarter Results
Page Three
April 24, 2003

                      HEALTHCARE REALTY TRUST INCORPORATED
RECONCILIATION OF FUNDS FROM OPERATIONS AND FUNDS AVAILABLE FOR DISTRIBUTION (1)
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      THREE MONTHS ENDED
                                                                          MARCH 31,
                                                                 -------------------------------
                                                                      2003               2002
                                                                 ------------       ------------

Net income                                                       $     18,568       $     19,848
  Net (gain)/loss on sale of real estate properties                         0                329
  Preferred stock dividend                                                  0             (1,664)
  Real estate depreciation                                              9,979             10,244
                                                                 ------------       ------------
  Total adjustments                                                     9,979              8,909
                                                                 ------------       ------------

Funds from operations - Basic and Diluted                        $     28,547       $     28,757
                                                                 ============       ============

Funds from operations per common share - Basic                   $       0.70       $       0.71
                                                                 ============       ============

Funds from operations per common share - Diluted                 $       0.69       $       0.69
                                                                 ============       ============

Funds from operations - Diluted                                  $     28,547       $     28,757
  Elimination of the recognition of rental revenues
    on a straight line basis                                             (665)            (1,181)
  Deferred compensation amortization                                      692                680
  Depreciation of non-real estate assets                                  301                279
  Amortization of non-real estate assets                                   13                 43
                                                                 ------------       ------------
  Total adjustments                                                       341               (179)
                                                                 ------------       ------------

Funds available for distribution                                 $     28,888       $     28,578
                                                                 ============       ============

Funds available for distribution per common share - Basic        $       0.71       $       0.71
                                                                 ============       ============

Funds available for distribution per common share - Diluted      $       0.69       $       0.69
                                                                 ============       ============

Weighted average common shares outstanding - Basic                 40,819,618         40,486,486
                                                                 ============       ============

Weighted average common shares outstanding - Diluted               41,615,403         41,434,098
                                                                 ============       ============

(1) Funds from operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts ("NAREIT"). Beginning with the first quarter of 2003, the Company calculated and reported FFO and FFO per share in accordance with NAREIT's April 2002 White Paper. NAREIT defines FFO as "The most commonly accepted and reported measure of REIT operating performance equal to a REIT's net income, excluding gains or losses from sales of property and adding back real estate depreciation."

         Funds available for distribution ("FAD") and FAD per share are also operating performance measures adopted by NAREIT that measure a REIT's ability to generate cash and distribute dividends to its shareholders. NAREIT defines FAD as "In addition to subtracting from FFO normalized recurring real estate expenditures and other non-cash items, FAD is usually derived by also subtracting nonrecurring expenditures."

         The Company considers FFO and FAD to be informative measures of REIT performance commonly used in the REIT industry. However, neither FFO nor FAD represents cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and are not necessarily indicative of cash available to fund cash needs. FFO and FAD should not be considered alternatives to net income as an indicator of the Company's operating performance or as alternatives to cash flow as a measure of liquidity.

Healthcare Realty Trust maintains a website: www.healthcarerealty.com to provide general corporate, investor and financial information.

                                      -END-